EXHIBIT 99.1

FOR IMMEDIATE RELEASE
CHARMING SHOPPES REPORTS THIRD QUARTER
NET INCOME OF $19.4 MILLION, AN INCREASE OF 80%
COMPANY INCREASES EARNINGS OUTLOOK FOR FULL FISCAL YEAR 2007

Bensalem, PA, November 15, 2006 - Charming Shoppes, Inc. (NASDAQ:CHRS) a leading multi-brand, multi-channel specialty apparel retailer specializing in women's plus-size apparel, today reported sales and earnings for the third quarter and nine months ended October 28, 2006.

Three Months Ended October 28, 2006
For the three months ended October 28, 2006, net income was $19.4 million, or $0.15 per diluted share, an 80% increase compared to net income of $10.8 million or $0.09 per diluted share for the corresponding period ended October 29, 2005. The Company entered the third quarter with lower levels of seasonal inventory, resulting in an improved merchandise margin compared to the year-ago period. The quarter also benefited from the addition of the Company’s outlet stores, contribution from credit operations, and well-controlled expenses.

Net sales for the three months ended October 28, 2006 increased 5% to $695.3 million, compared to net sales of $663.7 million for the three months ended October 29, 2005. Net sales for the Company’s direct-to-consumer segment were $79.8 million during the three months ended October 28, 2006, compared to $93.6 million during the three months ended October 29, 2005. Net sales for the Company’s retail stores segment were $615.5 million during the three months ended October 28, 2006, compared to $570.1 million during the three months ended October 29, 2005. Consolidated comparable store sales for the Company’s retail store brands increased 1% during the three months ended October 28, 2006.

Commenting on sales and earnings, Dorrit J. Bern, Chairman, Chief Executive Officer and President of Charming Shoppes, Inc., said, “We are pleased to report earnings results which exceeded our plans for the quarter, and reflect a strong performance compared to our year-ago quarter. Entering the quarter with clean inventories resulted in improvements in our merchandise margin, which contributed to our better-than-planned earnings results. The quarter also benefited from the inclusion of our first fully-operational quarter for our outlet business, contribution from our credit operations, and strong expense management throughout the Company”.

Nine months Ended October 28, 2006
For the nine months ended October 28, 2006, net income was $84.0 million, or $0.63 per diluted share, a 5% increase compared to net income of $80.2 million or $0.61 per diluted share for the corresponding period ended October 29, 2005. The current year’s nine-month period includes pre-opening operating expenses of approximately $7.8 million pre tax, ($5.0 million after tax or $0.04 per diluted share) related to the Company’s opening of 76 Lane Bryant Outlet stores late in the second quarter. Year to date, net income before these expenses grew 11% over the prior year to date period. (See reconciliation in table below.)

Net sales for the nine months ended October 28, 2006 increased 12% to $2,193.6 million, compared to net sales of $1,956.1 million for the nine months ended October 29, 2005. Net sales for the Company’s direct-to-consumer segment were $279.6 million during the nine months ended October 28, 2006. Net sales for the Company’s retail stores segment were $1,914.0 million during the nine months ended October 28, 2006, compared to $1,811.2 million during the nine months ended October 29,. 2005. Consolidated comparable store sales for the Company’s retail store brands increased 1% during the nine months ended October 28, 2006.

Comparable store sales by retail store brand for the thirteen and thirty-nine weeks ended October 28, 2006, were:

	Thirteen Weeks	Thirty-nine Weeks
	Ended October 28, 2006	Ended October 28, 2006
Lane Bryant Stores	0%	2%
Fashion Bug Stores	0%	(1%)
Catherines Stores	4%	4%
Consolidated Retail Store Brands	1%	1%

Year to date, the Company’s net income results included pre-opening operating expenses related to the opening of the Company’s outlet stores. Management believes the following analysis provides a more meaningful comparison for users of the Company’s financial statements:

($ in millions)
Net income for the nine months ended October 28, 2006, as reported:	$84.0
Pre-opening operating expenses related to outlet stores, after tax::	$ 5.0
Net income for the nine months ended October 28, 2006, as adjusted:	$89.0
Net income for the nine months ended October 29, 2005, as reported:	$80.2
Percentage increase	11%

Reaffirmed Outlook for the Fourth Quarter ending February 3, 2007
For the fourth quarter ending February 3, 2007, the Company has reaffirmed its projection for diluted earnings per share in the range of $0.21 - $0.22. This projection assumes total sales in a range of $880 to $890 million and flat consolidated comparable store sales for the Company’s retail stores, compared to a 7% comparable store sales increase in the corresponding period of the prior year. For the corresponding period ended January 28, 2006, diluted earnings per share were $0.15.

Increased Outlook for the Fiscal Year ending February 3, 2007
For the fiscal year ending February 3, 2007, the Company has increased its projection for diluted earnings per share in the range of $0.84 - $0.85, compared to diluted earnings per share of $0.76 for the corresponding period ended January 28, 2006. Previously, the Company had projected diluted earnings per share in the range of $0.81 - $0.83.

Charming Shoppes, Inc. will host its third quarter earnings conference call today at 9:15 am Eastern time. To listen to the conference call, please dial 877-407-8293 approximately 10 minutes prior to the scheduled event. The conference call will also be simulcast at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioArchives. The general public is invited to listen to the conference call via the webcast or the dial-in telephone number.

This press release, a transcript of prepared conference call remarks, and certain other financial and statistical information will be available, prior to today’s conference call, on the Company’s corporate website, at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioArchives. An audio rebroadcast of the conference call will be accessible at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioArchives, following the live conference.

The conference call will be recorded on behalf of Charming Shoppes, Inc. and consists of copyrighted material. It may not be re-recorded, reproduced, transmitted or rebroadcast, in whole or in part, without the Company's express written permission. Accessing this call or the rebroadcast represents consent to these terms and conditions. Participation in this call serves as consent to having any comments or statements made appear on any transcript, broadcast or rebroadcast of this call.

At October 28, 2006, Charming Shoppes, Inc. operated 2,386 retail stores in 48 states under the names LANE BRYANT®, FASHION BUG®, FASHION BUG PLUS®, CATHERINES PLUS SIZES®, LANE BRYANT OUTLET™, and PETITE SOPHISTICATE OUTLET™. During the thirty-nine weeks ended October 28, 2006 the Company opened 181 (including 124 Lane Bryant and Petite Sophisticate Outlet stores), relocated 49, and closed 31 retail stores.  The Company ended the period with 1,021 Fashion Bug and Fashion Bug Plus stores, 855 Lane Bryant and Lane Bryant Outlet stores, 466 Catherines Plus Sizes stores, and 44 Petite Sophisticate Outlet stores, comprising approximately 16,020,000 square feet of leased space. Apparel, accessories, footwear and gift catalogs, including the following titles, are operated by Charming Shoppes’ Crosstown Traders: Old Pueblo Traders, Bedford Fair, Willow Ridge, Lew Magram, Brownstone Studio, Regalia, Intimate Appeal, Monterey Bay Clothing Company, Coward Shoe and Figi's. Please visit www.charmingshoppes.com for additional information about Charming Shoppes, Inc.

This press release contains and the Company’s conference call will contain certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to implement the Company’s business plan for entry into the outlet store distribution channel, the failure to implement the Company’s business plan for increased profitability and growth in the Company’s retail stores and direct-to-consumer segments, the failure to successfully implement the Company’s expansion of Cacique through new store formats, the failure to successfully implement the Company’s integration of operations of, and the business plan for, Crosstown Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company’s centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CONTACT:	Gayle M. Coolick
Director of Investor Relations
215-638-6955

CHARMING SHOPPES, INC.
(Unaudited)

		3rd Quarter		3rd Quarter
		Ended		Ended
	Percent	Oct 28,	Percent	Oct 29,	Percent
(in thousands, except per share amounts)	Change	2006	of Sales (a)	2005 (b) (c)	of Sales (a)

Net sales	4.8	$695,278	100.0	$663,677	100.0

Cost of goods sold, buying, catalog and occupancy	3.6	478,247	68.8	461,806	69.6
Selling, general, and administrative (d)	2.6	186,006	26.8	181,275	27.3
Total operating expenses	3.3	664,253	95.5	643,081	96.9

Income from operations	50.6	31,025	4.5	20,596	3.1

Other income, principally interest	18.2	2,074	0.3	1,754	0.3
Interest expense	(26.2)	(3,540)	(0.5)	(4,797)	(0.7)

Income before income taxes	68.4	29,559	4.3	17,553	2.6
Income tax provision	50.2	10,202	1.5	6,791	1.0
Net income	79.9	$19,357	2.8	$10,762	1.6

Basic net income per share		$0.16		$0.09
Weighted average shares outstanding		122,586		120,102

Net income per share, assuming dilution		$0.15		$0.09
Weighted average shares and equivalents outstanding		139,932		137,552

(a) Results do not add due to rounding.

(b) Includes results from operations for Crosstown Traders from the acquisition date (June 2, 2005).

(c) Certain 2005 amounts have been reclassified to conform with current-year presentation

(d) Includes a gain in Fiscal 2006 of approximately $1.3 million related to the Visa/Mastercard settement.

		Nine Months		Nine Months
		Ended		Ended
	Percent	Oct 28,	Percent	Oct 29,	Percent
(in thousands, except per share amounts)	Change	2006	of Sales (a)	2005 (b) (c)	of Sales (a)

Net sales	12.1	$2,193,553	100.0	$1,956,105	100.0

Cost of goods sold, buying, catalog and occupancy	13.4	1,509,779	68.8	1,331,523	68.1
Selling, general, and administrative (d)	12.0	548,179	25.0	489,280	25.0
Total operating expenses	13.0	2,057,958	93.8	1,820,803	93.1

Income from operations	0.2	135,595	6.2	135,302	6.9

Other income, principally interest	21.6	6,488	0.3	5,335	0.3
Interest expense	(14.6)	(11,475)	(0.5)	(13,434)	(0.7)

Income before income taxes	2.7	130,608	6.0	127,203	6.5
Income tax provision	(0.8)	46,627	2.1	47,000	2.4

Net income	4.7	$83,981	3.8	$80,203	4.1

Basic net income per share		$0.69		$0.67
Weighted average shares outstanding		122,174		119,513

Net income per share, assuming dilution		$0.63		$0.61
Weighted average shares and equivalents outstanding		139,571		136,634

(a) Results do not add due to rounding.

(b) Includes results from operations for Crosstown Traders from the acquisition date (June 2, 2005).

(c) Certain 2005 amounts have been reclassified to conform with current-year presentation

(d) Includes a gain in Fiscal 2006 of approximately $1.3 million related to the Visa/Mastercard settement.

CHARMING SHOPPES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	October 28,	January 28,
(In thousands, except share amounts)	2006	2006
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$138,238	$130,132
Available-for-sale securities	3,323	20,150
Accounts receivable, net of allowances of $1,265 and $6,588	2,020	38,603
Investment in asset-backed securities	65,355	66,828
Merchandise inventories	481,449	376,409
Deferred advertising	26,208	20,591
Deferred taxes	18,546	13,848
Prepayments and other	106,451	89,245
Total current assets	841,590	755,806

Property, equipment, and leasehold improvements - at cost	947,275	888,481
Less accumulated depreciation and amortization	554,568	525,882
Net property, equipment, and leasehold improvements	392,707	362,599

Trademarks and other intangible assets	248,759	250,074
Goodwill	154,020	154,553
Other assets	47,831	43,963
Total assets	$1,684,907	$1,566,995

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term borrowings	$0	$50,000
Accounts payable	207,566	133,236
Accrued expenses	201,101	217,421
Income taxes payable	1,008	1,743
Current portion - long-term debt	11,600	14,765
Total current liabilities	421,275	417,165

Deferred taxes	51,147	45,046
Other non-current liabilities	113,124	98,457
Long-term debt	183,653	191,979

Stockholders’ equity
Common Stock $.10 par value:
Authorized - 300,000,000 shares
Issued - 135,452,909 shares and 133,954,852 shares	13,545	13,395
Additional paid-in capital	278,302	261,077
Treasury stock at cost - 12,265,993 shares	(84,136)	(84,136)
Accumulated other comprehensive income/(loss)	1	(3)
Retained earnings	707,996	624,015
Total stockholders’ equity	915,708	814,348
Total liabilities and stockholders’ equity	$1,684,907	$1,566,995

Certain prior-year amounts have been reclassified to conform to the current-year presentation.

Amounts are preliminary and subject to reclassifications and adjustments.

CHARMING SHOPPES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Thirty-nine Weeks Ended
	October 28,	October 29,
(In thousands)	2006	2005

Operating activities
Net income	$83,981	$80,203
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	66,431	60,369
Deferred income taxes	1,294	(4,420)
Stock-based compensation	7,603	4,667
Excess tax benefits related to stock-based compensation	(2,771)	2,365
Net (gain)/loss from disposition of capital assets	849	(785)
Net gain from securitization activities	(761)	(3,577)
Changes in operating assets and liabilities
Accounts receivable	36,583	0
Merchandise inventories	(105,040)	(118,126)
Accounts payable	74,330	48,691
Deferred advertising	(5,617)	(17,249)
Prepayments and other	(17,206)	8,902
Income taxes payable	2,036	8,963
Accrued expenses and other	(1,014)	28,183
Net cash provided by operating activities	140,698	98,186

Investing activities
Investment in capital assets	(92,524)	(68,177)
Proceeds from sales of capital assets	0	2,432
Gross purchases of securities	(33,472)	(48,507)
Proceeds from sales of securities	52,540	17,714
Acquisition of Crosstown Traders, Inc., net of cash acquired	0	(256,702)
Purchase of Catherines receivables portfolio	0	(56,582)
Securitization of Catherines receivables portfolio	0	56,582
Securitization of Crosstown apparel-related receivables	0	50,000
Increase in other assets	(7,417)	(2,455)
Net cash used by investing activities	(80,873)	(305,695)

Financing activities
Proceeds from short-term borrowings	142,212	261,311
Repayments of short-term borrowings	(192,212)	(211,311)
Proceeds from long-term borrowings	0	50,000
Repayments of long-term borrowings	(11,491)	(18,480)
Payments of deferred financing costs	0	(1,371)
Excess tax benefits related to stock-based compensation	2,771	0
Proceeds from issuance of common stock	7,001	5,987
Net cash provided/(used) by financing activities	(51,719)	86,136

Increase (decrease) in cash and cash equivalents	8,106	(121,373)
Cash and cash equivalents, beginning of period	130,132	273,049
Cash and cash equivalents, end of period	$138,238	$151,676

Non-cash financing and investing activities
Equipment acquired through capital leases	$0	$3,892

Certain prior-year amounts have been reclassified to conform to the current-year presentation.

Amounts are preliminary and subject to reclassifications and adjustments.